Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

Supplement Dated April 30, 2007

To the Prospectus for Products:

American Legacy VULCV – III

American Legacy VULDB– II

American Legacy SVUL– III

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received.  Keep this supplement with your Prospectus for reference.

Lincoln Life has created and made available to you a new Sub-Account which purchases shares of the fund listed below.  That fund is referred to as an “underlying fund”.  Please refer to the prospectus for each underlying fund, which is included in Part 2, for comprehensive information on the underlying funds.  The following information is added to the “Funds” section of your prospectus:

American Funds Insurance Series, advised by Capital Research and Management Company

• Global Bond Fund (Class 2): Total return.

The following replaces Table III in the “Charges and Fees” section of your product prospectus:

Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Total Annual Operating Expenses	Minimum	Maximum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	0.53%	1.13%

The following paragraph is added to the “Market Timing” section of the Prospectus:

Market Timing

Under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund’s investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds’ own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.